UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03120

Exact name of registrant as specified in charter:	Delaware Group® Tax-Free Money Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	April 30

Date of reporting period:	January 31, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Money Fund

January 31, 2010

	Principal
	Amount	Value
Municipal Bonds – 9.43%
Electric Revenue Bond – 4.12%
San Antonio, Texas Electric & Gas Revenue Refunding 5.00% 2/1/10	$500,000	$500,000
		500,000
Lease Revenue Bond – 3.32%
Washington State Certificates of Participation (State & Local Agency Related Property)
Series D 3.50% 7/1/10	400,000	403,168
		403,168
Local General Obligation Bond – 1.99%
Schoolcraft, Michigan Community School District Refunding 2.50% 5/1/10 (SBLF)	240,000	240,758
		240,758
Total Municipal Bonds (cost $1,143,926)		1,143,926
•Variable Rate Demand Notes – 90.41%
Corporate-Backed Revenue Bonds – 24.32%
Butler County, Pennsylvania Industrial Development Authority Revenue Refunding
(Wetterau Finance Co. Project) 0.19% 12/1/14 (LOC, U.S. Bank N.A.)	500,000	500,000
Calcasieu Parish, Louisiana Public Trust Authority Solid Waste Disposal Revenue
(WPT Corp. Project) 0.35% 12/1/27 (AMT) (LOC, Bank of America N.A.)	1,000,000	1,000,000
Delaware County, Pennsylvania Industrial Development Authority Pollution Control Revenue
Refunding (BP Exploration & Oil) 0.20% 10/1/19	500,000	500,000
Greeneville, Tennessee Industrial Development Board Revenue Refunding
(Pet Income Project) 0.22% 5/1/13 (LOC, BNP Paribas)	950,000	950,000
		2,950,000
Dedicated Tax – 1.65%
New York State Local Government Assistance Series F 0.20% 4/1/25 (LOC, Societe Generale)	200,000	200,000
		200,000
Education Revenue Bonds – 28.86%
California State (Kindergarten) Series B2-Remarketed 0.17% 5/1/34 (LOC, Citibank N.A.)	600,000	600,000
Colorado Educational & Cultural Facilities Authority Revenue
(National Jewish Foundation Building Project) Series C-3 0.23% 1/1/31 (LOC, U.S. Bank N.A.)	200,000	200,000
Houston, Texas Higher Education Finance Revenue (Rice University Project)
Series B 0.20% 5/15/48	600,000	600,000
University of Missouri System Facilities Revenue Series B 0.20% 11/1/30	100,000	100,000
New York City, New York Industrial Development Agency Civic Facility Revenue
(New York Law School Project) Series B-2 0.45% 7/1/36 (LOC, Citizens Bank)	1,100,000	1,100,000
Pennsylvania State Higher Educational Facilities Authority Revenue
(Association of Independent Colleges & Universities) Series G3 0.24% 11/1/20 (LOC, PNC Bank N.A.)	900,000	900,000
		3,500,000
Health Care Revenue Bonds – 14.84%
Allegheny County, Pennsylvania Hospital Development Authority Revenue
(Children's Institute of Pittsburgh) Series B 0.45% 6/1/35 (LOC, Citizens Bank of Pennsylvania)	1,100,000	1,100,000
Harris County, Texas Cultural Education Facilities Finance Revenue (Methodist Hospital)
Series C-2 0.18% 12/1/31	100,000	100,000
Illinois Health Facilities Authority Revenue (Revolving Foundation Pooled) Series B
0.20% 8/1/20 (LOC, Bank of America N.A.)	100,000	100,000
Wisconsin State Health & Educational Facilities Authority Revenue
(Jewish Home & Care Center) 0.25% 3/1/36 (LOC, JP Morgan Chase Bank)	500,000	500,000
		1,800,000
Housing Revenue Bonds – 12.49%
California Statewide Communities Development Authority Multifamily Housing Revenue
Refunding (IAC Project) Series W-2 0.24% 9/15/29 (AMT) (LOC, Wells Fargo Bank N.A.)	500,000	500,000
Nevada Housing Division (Multi-Unit Housing - Mesquite Bluffs Apartments) Series B
0.40% 5/1/28 (LOC, U.S. Bank N.A.)	415,000	415,000
Phoenix, Arizona Industrial Development Authority Multifamily Housing Revenue Refunding
(Sunrise Vista Apartments) Series A 0.38% 6/1/31 (AMT) (LOC, Wells Fargo Bank N.A.)	600,000	600,000
		1,515,000

Lease Revenue Bond – 2.48%
Oakland, California Joint Powers Financing Authority Revenue (Fruitvale Transit Village)
Series B 0.18% 7/1/33 (LOC, Citibank N.A.)	300,000	300,000
		300,000
Local General Obligation Bond – 4.12%
New York City, New York Subseries B-3 0.21% 8/15/18 (LOC, JP Morgan Chase Bank)	500,000	500,000
		500,000
Water & Sewer Revenue Bond – 1.65%
California State Department of Water Resources Power Supply Revenue Series C-9
0.20% 5/1/22 (LOC, Citibank N.A.)	200,000	200,000
		200,000
Total Variable Rate Demand Notes (cost $10,965,000)		10,965,000

Total Value of Securities – 99.84%
(cost $12,108,926)©		12,108,926
Receivables and Other Assets Net of Liabilities (See Notes) – 0.16%		19,292
Net Assets Applicable to 12,134,903 Shares Outstanding – 100.00%		$12,128,218

•Variable rate security. The rate shown is the rate as of January 31, 2010.
©Also the cost for federal income tax purposes.

Summary of Abbreviations:
AMT – Subject to Alternative Minimum Tax
IAC – Irvine Apartment Communities
LOC – Letter of Credit
SBLF – School Bond Loan Fund

Notes
1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Tax-Free Money Fund – Delaware Tax-Free Money Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation - Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes - No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (April 31, 2006 – April 31, 2009), and has concluded that no position for federal income tax is required in the Fund’s financial statements.

Class Accounting - Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended April 30, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

2. Investments
For federal income tax purposes, at April 30, 2009, capital loss carryforwards of $6,978 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2016.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of January 31, 2010:

Level 2
Municipal Bonds	$12,108,926

There were no Level 3 securities at the beginning or end of the period.

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending April 30, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At January 31, 2010, there were no securities insured by bond insurers.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. As of January 31, 2010, there were no Rule 144A and/or Section 4 (2) securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money investing in the Fund.

4. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company, Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

5. Portfolio Liquidation
On February 17, 2010, the Board of Trustees of the Portfolio approved to a proposal to liquidate and dissolve the Fund. The liquidation and dissolution is expected to take effect on or about April 21, 2010. Effective at the close of business on February 22, 2010, the Tax Free Money Fund was closed to new investors. The Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed liquidation.

6. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Fund's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund's schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: